UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

March 20, 2023

Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,

Canada, T2C 4X9

(Address of principal executive offices) (Zip Code)

(403) 319-7000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value, of Canadian Pacific Railway Limited	CP	New York Stock Exchange
Common Shares, without par value, of Canadian Pacific Railway Limited	CP	Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP40	New York Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events.

On March 20, 2023, Canadian Pacific Railway Limited, a Canadian corporation (the “Corporation”) issued a press release announcing the commencement of offers to exchange (the “Exchange Offers”) certain outstanding series of notes issued by Kansas City Southern (collectively, the “Old Notes”) for notes of the same respective interest rates and maturity dates (the “CPRC Notes”) to be issued by Canadian Pacific Railway Company, a Canadian corporation and subsidiary of the Corporation (“CPRC”), and to be unconditionally guaranteed on an unsecured basis by the Corporation. In connection with the Exchange Offers, the Corporation and CPRC will solicit consents from the holders of the Old Notes for the adoption of certain proposed amendments to the indentures governing the Old Notes.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, the CPRC Notes, it does not constitute an offer to purchase, or a solicitation of an offer to sell, the Old Notes, and it shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

A copy of the press release is attached as Exhibit 99.1 to this report.

The Corporation is also filing on this Current Report on Form 8-K and incorporating herein by reference (1) certain portions of KCS’s Risk Factors included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (“KCS Annual Report”) and (2) unaudited pro forma condensed consolidated financial information of Canadian Pacific Kansas City Limited (currently Canadian Pacific Railway Limited) as at and for the year ended December 31, 2022 (the “Pro Forma Financial Information”). A copy of certain portions of the Risk Factors included in the KCS Annual Report is attached hereto as Exhibit 99.2. A copy of the Pro Forma Financial Information is attached hereto as Exhibit 99.3.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	Press Release dated March 20, 2023.

Exhibit 99.2	Risk Factors of KCS for the year ended December 31, 2022.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of Canadian Pacific Kansas City Limited (currently Canadian Pacific Railway Limited) as at and for the year ended December 31, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Information

This Current Report on Form 8-K includes certain forward looking statements and forward looking information (collectively, “FLI”) to provide CP shareholders and potential investors with information about CP, KCS and their respective subsidiaries and affiliates, which FLI may not be appropriate for other purposes. FLI is typically identified by words such as “anticipate”, “expect”, “project”, “estimate”, “forecast”, “plan”, “intend”, “will”, “target”, “believe”, “likely” and similar words suggesting future outcomes or statements regarding an outlook. All statements other than statements of historical fact may be FLI.

Although we believe that FLI is reasonable based on the information available today and processes used to prepare it, such statements are not guarantees of future performance and you are cautioned against placing undue reliance on FLI. By its nature, FLI involves a variety of assumptions, which are based upon factors that may be difficult to predict and that may involve known and unknown risks and uncertainties and other factors which may cause actual results, levels of activity and achievements to differ materially from those expressed or implied by FLI, including, but not limited to, the following: the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the success of integration plans; the focus of management time and attention on the CP-KCS transaction and other disruptions arising from the CP-KCS transaction; changes in business strategy and strategic opportunities; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; the ability of management of CP, its subsidiaries and affiliates to execute key priorities, including those in connection with the CP-KCS transaction; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; ability to achieve commitments and aspirations relating to reducing greenhouse gas emissions and other climate-related objectives; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de Mexico, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather events, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; and the pandemic created by the outbreak of COVID-19 and its variants, and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains.

We caution that the foregoing list of factors is not exhaustive and is made as of the date hereof. Additional information about these and other assumptions, risks and uncertainties can be found in reports and filings by CP with Canadian and U.S. securities regulators, including any prospectus, material change report, management information circular or registration statement that have been or will be filed in connection with the transaction. Reference should be made to “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Forward Looking Statements” in CP’s annual and interim reports on Form 10-K and 10-Q. Due to the interdependencies and correlation of these factors, as well as other factors, the impact of any one assumption, risk or uncertainty on FLI cannot be determined with certainty.

Except to the extent required by law, we assume no obligation to publicly update or revise any FLI, whether as a result of new information, future events or otherwise. All FLI in this Current Report on Form 8-K is expressly qualified in its entirety by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2023

CANADIAN PACIFIC RAILWAY LIMITED

By:	/s/ Nizam Hasham
Name:	Nizam Hasham
Title:	Assistant Corporate Secretary